EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 1-01-12 to 1-31-12

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	February 29, 2012
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C §586(a)(3).  The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.  This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB’s assets.  Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records.  As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan.  Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information.  In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan.  Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date.  However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted.  Further, claims have been filed against the Debtors in their chapter 11 cases that are not currently recorded on WMI’s books that, if allowed, would change the reported balances for pre-petition liabilities.  The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
January 2012 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 12/31/2011	262,605,716	3,685,944,374	4,673	751,421	13,496,248	4,229,509	3,967,031,941	53,747,835	123,652	53,871,487	4,020,903,428

Receipts

Interest & investment returns	2,127	29,856	-	6	827	-	32,816	435	178,979	179,414	212,230
BOLI proceeds						1,002,965	1,002,965				1,002,965
Distribution from Keystone Escrow						5,179,968	5,179,968				5,179,968
Misc receipts							-			-	-
Total Receipts	2,127	29,856	-	6	827	6,182,933	6,215,749	435	178,979	179,414	6,395,163

Transfers

Sweep to/(from) Money Market account					(2,000,000)	2,000,000	-				-
Transfer (to)/from Wells Managed Account					-	-	-		-	-	-
Total Transfers	-	-	-	-	(2,000,000)	2,000,000	-	-	-	-	-

Disbursements

Salaries and benefits						1,476,256	1,476,256		-	-	1,476,256
Travel and other expenses						7,774	7,774		-	-	7,774
Occupancy and supplies						60,992	60,992		-	-	60,992
Professional fees						1,605,294	1,605,294		-	-	1,605,294
Other outside services						5,352	5,352		-	-	5,352
Bank fees						17,615	17,615		58	58	17,673
US Trustee quarterly Fees						30,000	30,000		325	325	30,325
Directors fees						60,000	60,000		-	-	60,000
Taxes paid						-	-		-	-	-
Total Disbursements	-	-	-	-		3,263,283	3,263,283	-	383	383	3,263,666

Net Cash Flow	2,127	29,856	-	6	(1,999,173)	4,919,650	2,952,466	435	178,596	179,031	3,131,497

Cash - End of Month	262,607,843	3,685,974,230	4,673	751,427	11,497,075	9,149,159	3,969,984,407	53,748,271	302,248	54,050,518	4,024,034,925

GL Balance	262,607,843	3,685,974,231	4,673	751,427	11,497,075	9,149,159	3,969,984,407	53,748,271	302,248	54,050,519	4,024,034,926

Net value - short-term securities							493,870,695			223,166,702	717,037,396

Total Cash & Cash Equivalents							4,463,855,102			277,217,220	4,741,072,322

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

January 2012 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to the most current monthly bank statements except those certain accounts ending in 4234, 0667, 9626, 9663 and 4704 (the “Excluded Accounts”).  The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan started transitioning bank accounts from the WMB deposit platform to the JPMorgan deposit platform.  Since the transition, JPMorgan has only provided the Debtors with bank account statements for certain months.  The Debtors have not received bank statements for the period covered by this MOR for the Excluded Accounts.  Therefore, the Debtors are unable to reconcile information related to the Excluded Accounts against a related bank statement.  The Debtors have continued to record interest income on the accounts consistent with prior practice and based on an existing agreement with JPMorgan.

 /s/  John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended January 31, 2012

		Check		Amount Paid - Jan'12		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP				$-	$-	$25,273,245.18	$895,672.60
Alvarez & Marsal	12/01/11 - 12/31/11	Wire	01/26/12	851,189.25	29,593.45	66,726,708.99	3,043,398.66
Ashby & Geddes, P.A.	11/01/11 - 11/30/11	3994	01/26/12	43,728.80	2,950.62	2,300,154.90	204,638.88
BDO USA, LLP						60,645.00	2,282.74
Benesch, Friedlander, Coplan & Aronoff						24,742.50	1,677.26
Blackstone Advisory Partners LLP						2,250,000.00	405,906.53
Cole, Schotz, Meisel, Forman & Leonard, PA						41,651.00	12,664.31
CONSOR Intellectual Asset Management						255,318.00	3,249.00
CP Energy Group, LLC						91,347.88	159.47
Davis Wright Tremaine LLP						738,080.50	24,577.55
Elliott Greenleaf						1,049,148.85	93,604.46
Ernst & Young LLP						120,968.40	-
Frank Partnoy	08/01/11 - 08/31/11 & 11/01/11 - 11/30/11	3988	01/12/12	3,604.00	-	82,604.00	-
FTI Consulting, Inc.	10/01/11 - 10/31/11	Wire	01/12/12	162,458.40	3,193.90	8,649,799.55	126,291.01
Gibson, Dunn & Crutcher LLP						1,203,727.31	16,388.22
Grant Thornton						457,536.00	39,407.93
Joele Frank, Wilkinson Brimmer Katcher	12/01/11 - 12/31/11	3989	01/12/12	9,188.75	2,136.26	296,604.01	37,870.17
John W. Wolfe, P.S.						3,496,049.55	9,341.12
Klee, Tuchin, Bogdanoff & Stern LLP	11/01/11 - 11/30/11	Wire	01/26/12	93,277.60	1,075.43	574,907.04	3,310.29
Kurtzman Carson Consultants LLC						4,260,582.72	12,717,991.13
McKee Nelson LLP / Bingham McCutchen LLP						2,674,526.18	314,461.14
McKenna Long & Aldridge						6,010,918.00	204,064.31
Miller & Chevalier Chartered						1,634,561.36	445,724.89
Milliman						31,429.99	-
Pepper Hamilton LLP	11/01/11 - 11/30/11	4002	01/26/12	17,121.60	4,859.22	3,632,342.93	245,647.47
Perkins Coie LLP	10/01/11 - 10/31/11	Wire	01/26/12	48,885.20	356.30	3,852,216.09	170,402.57
Peter J. Solomon Company	11/01/11 - 11/30/11	Wire	01/26/12	140,000.00	920.76	3,431,250.00	18,222.89
PricewaterhouseCoopers LLP						2,346,910.00	185,531.11
Quinn Emanuel Urquhart Oliver & Hedges						14,305,345.91	490,106.93
Richards, Layton & Finger P.A.	11/01/11 - 11/30/11	Wire	01/26/12	32,362.80	11,166.98	2,752,032.00	701,706.24
Richard Pomp	05/01/11 - 05/31/11 & 9/01/11 - 9/30-11	3922	01/12/12	63,159.75	1,944.55	63,159.75	1,944.55
Schwabe, Williamson & Wyatt, P.C.						113,284.00	203.69
Shearman & Sterling LLP						1,845,262.46	31,266.96
Silverstein & Pomerantz, LLP						21,932.50	77.53
Simpson Thacher & Bartlett LLP						628,567.05	15,048.16
Sullivan Hazeltine Allinson, LLC	11/01/11 - 11/30/11	3977	01/05/12	3,114.80	122.23	56,346.05	7,191.36
Susman Godfrey LLP	11/01/11 - 11/30/11	Wire	01/26/12	59,676.00	14,953.12	2,760,184.26	278,838.83
Towers Watson Pennsylvania Inc.	10/01/11 - 10/31/11	3978	01/05/12	4,254.63	-	640,630.83	-
Venable LLP						825,235.16	34,992.10
Weil, Gotshal & Manges LLP						67,602,735.36	3,288,189.69

Total				$1,532,021.58	$73,272.82	$233,182,691.26	$24,072,051.75

* Interim fee applications and multiple invoices were paid during this period.

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
January 2012 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 01/1/12 to 01/31/12

	Washington Mutual, Inc.		WMI Investment Corp.
	January 2012	Cumulative to Date	January 2012	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	38,367	25,033,353	5,580	1,382,670
Securities	234,818	9,809,348	-	2,976,201
Notes receivable - intercompany	-	1,685,297	-	1
Other	-	1,031,979	-	-
Total interest income	273,185	37,559,977	5,580	4,358,872
Earnings (losses) from subsidiaries and other
equity investments	(4,155,219)	(206,941,662)	(41,563)	(13,869,890)
Gains (losses) from securities / investments	(27,101)	(9,795,935)	-	(112,242,503)
Other income	10,631	3,709,992	-	(0)
Total revenues	(3,898,504)	(175,467,628)	(35,983)	(121,753,521)

Operating expenses:
Compensation and benefits	370,061	16,651,665	-	-
Occupancy and equipment	51,446	3,433,720	-	-
Professional fees	448,010	21,547,814	-	215
Loss / (Income) from BOLI/COLI policies	(1,171)	(12,643,553)	-	-
Management fees / Transition services	15,000	2,516,594	-	-
Insurance	124,919	19,072,047	-	-
Other	60,941	6,124,300	14,860	802,156
Total operating expenses	1,069,206	56,702,587	14,860	802,371

Net profit (loss) before other income
and expenses	(4,967,710)	(232,170,215)	(50,843)	(122,555,892)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(105,028,000)	-	-

Net profit (loss) before reorganization
items	(4,967,710)	(127,142,215)	(50,843)	(122,555,892)

Reorganization items:
Professional fees	13,552,339	272,738,135	-	322,043
Claims Adjustments	15,000,000	187,669,533	-	-
US Trustee quarterly fees	10,400	313,400	325	13,650
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	250,700	25,684,153	-	-
Total reorganization items	28,813,439	486,405,221	325	335,693
Net profit (loss) before income taxes	(33,781,149)	(613,547,435)	(51,168)	(122,891,585)

Income taxes	-	4,050	-	-

Net profit (loss)	(33,781,149)	(613,551,485)	(51,168)	(122,891,585)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
January 2012 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 01/31/2012 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	1/31/2012	9/26/2008	1/31/2012	9/26/2008
Assets:
Unrestricted cash and cash equivalents	4,463,855,102	4,018,083,009	277,217,220	52,974,376
Restricted cash and cash equivalents	58,296,762	145,668,884	-	-
Investment securities	74,788,818	59,688,627	-	266,444,881
Accrued interest receivable	568,306	413,253	250	4,084,658
Income tax receivable	475,205,612	742,680,150	22,187,560	22,187,560
Prepaid expenses	1,514,437	11,311,510	-	-
Cash surrender value of BOLI/COLI	391,149	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	48,194,832	65,952,708
Investment in subsidiaries	1,438,666,270	1,895,218,467	-	-
Notes receivable - intercompany	-	58,001,133	565,844,197	565,844,197
Fixed Assets	67,926	-	-	-
Other assets	135,468,272	23,489,277	-	-
Total assets	6,687,996,576	7,701,133,028	913,444,061	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	11,484,131	-	-	-
Accrued wages and benefits	145,878	-	-	-
Other accrued liabilities	24,821,322	-	14,825	-
Minority interest	1,118,519	3,104,022	-	-
Total post-petition liabilities	37,569,851	3,104,022	14,825	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,132,442,639	4,126,545,947	-	-
Subordinated debt	1,666,464,970	1,662,295,485	-	-
Junior subordinated debt	765,674,200	752,445,436	-	-
CCB Trust Preferred	69,554,647	-	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,928	550,080,833	-	-
Payroll and benefit accruals	404,177,110	407,215,221	-	-
Other accrued liabilities	80,492,068	92,259,015	-	-
Other pre-petition liabilities	159	223	-	-
Subordinated allowed claims	15,000,000	-
Total pre-petition liabilities	8,372,462,699	8,278,878,868	-	-

Total liabilities	8,410,032,550	8,281,982,890	14,825	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	13,023,756,177	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(753,733,677)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,770,848,942)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(613,551,485)	-	(122,891,585)	-
Total shareholders' equity	(1,722,035,974)	(580,849,862)	913,429,236	977,488,380

Total liabilities and shareholder's equity	6,687,996,576	7,701,133,028	913,444,061	977,488,380

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1:  Plan of Reorganization and Settlement Agreement

On December 12, 2011, the Debtors announced that the Debtors, the Creditors’ Committee, the Equity Committee, and certain significant parties in the Debtors’ chapter 11 proceedings had reached a comprehensive understanding resolving certain pending motions, appeals, and potential impediments to confirmation of a plan of reorganization.  Accordingly, the Debtors filed the Seventh Amended Joint Plan of Affiliated Debtors (as modified or supplemented from time to time, the “Plan”) [D.I. 9178] and a related disclosure statement for the Plan (as revised, the “Disclosure Statement”) [D.I. 9179] with the Bankruptcy Court.  The Plan is premised upon the implementation of the Second Amended and Restated Settlement Agreement, dated as of February 7, 2011 (as amended, modified or supplemented from time to time, the “Settlement Agreement”), which represents a compromise of certain disputes among the Debtors, JPMorgan, the FDIC (in its capacity as receiver for WMB and in its corporate capacity), and the Creditors’ Committee.

On February 16, 2012, the Debtors announced that they, JPMorgan, the Creditors' Committee and the Equity Committee had reached an understanding with certain holders of WMI’s preferred securities regarding the ownership of the “Trust Preferred Securities” (as defined below) that were issued prior to the Debtors for bankruptcy protection in September 2008.  The so-called "Trust Preferred Consortium" and "TPS Group" (together, the "TPS Holders") claimed that they owned the securities in question, an issue that has been contested by the Debtors and JPMorgan during the pendency of the chapter 11 proceedings.  The settlement reached with the TPS Holders, among other things, provided for the withdrawal of objections to the Plan and the change of votes in Class 19 of those certain holders such that this Class voted to accept the Plan.

After hearing testimony and argument regarding confirmation of the Plan, on February 24, 2012, the Court entered an order confirming the Plan (the “Confirmation Order”) [D.I. 9759].  Subject to the satisfaction or waiver of the conditions described in the Plan, the Debtors will emerge from bankruptcy as of the Effective Date, as defined in the Plan, and will make its initial distributions within 10 business days after the Effective Date.  It is possible that additional technical amendments could be made to the Plan prior to effectiveness.

The Settlement Agreement is an integral part of the Plan and on the date the Settlement Agreement is effective, the Debtors will record the effects of the financial arrangements or settlements set forth in the Settlement Agreement.  Therefore, such effects are not reflected on this Monthly Operating Report.

The foregoing notwithstanding, aspects of the Plan and Settlement Agreement are referred to in the Notes to MOR 2 and MOR 3 herein; however, users of this Monthly Operating Report should refer to the Plan, Confirmation Order, and related documents directly for complete information.

Note 2:  Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Trust Preferred Securities”):

●
Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

●
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

●
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

●
Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

●
Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI); and

●
Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Trust Preferred Securities, the Conditional Exchange (as defined in the disclosure materials related to the Trust Preferred Securities) of the Trust Preferred Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time).  The documentation governing the Trust Preferred Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI.  If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Trust Preferred Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

On July 6, 2010, certain institutional investors filed an adversary proceeding captioned Black Horse Capital LP et al. v. JPMorgan Chase Bank, N.A. et al., Adv. No. 10-51387 (MFW) (the "Black Horse Litigation") against WMI and JPMorgan asserting that the Conditional Exchange did not occur due to the failure of certain alleged conditions precedent.  On January 7, 2011, the Court entered an opinion and order granting summary judgment in favor of WMI and JPMorgan in the Black Horse Litigation, holding, among other things, that the Conditional Exchange occurred automatically on September 26, 2008, and as a result the plaintiffs in the Black Horse Litigation (and other similarly situated investors) are now deemed to be holding Fixed Rate or Fixed-to-Floating Rate Depositary Shares, as applicable, tied to the applicable series of preferred stock of WMI.  On January 13, 2011, certain plaintiffs appealed the judgment to the United States District Court for the District of Delaware.

On February 16, 2012, the Debtors announced that the Debtors, JPMorgan, the Creditors’ Committee, and the Equity Committee had reached a settlement (the “TPS Settlement”) with certain holders of the Trust Preferred Securities which, among other things, contemplates that JPMorgan will pay $18 million (in cash or JPMorgan stock, at JPMorgan’s sole election) to the TPS Holders. The TPS Settlement also contemplates that (a) the TPS Holders will have an Allowed Claim of $618,356.25 in Class 12 and (b) the Debtors’ estates will reimburse up to $15 million in legal fees and expenses incurred by the TPS Holders, with $3 million of such fees designated as a Class 12 Claim and the balance (or $12 million) designated as a Class 18 Claim.  In any case, payment of the TPS Holders’ legal fees and expenses is subject to approval by the Bankruptcy Court.   Additional information regarding the terms of the settlement may be found in a stipulation approved by the Bankruptcy Court on February 17, 2012 [D.I. 195 Adv. No. 10-51387].

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI and relevant third parties will complete the ministerial actions attendant to the Conditional Exchange.

Note 3:  Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $58 million includes $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $5 million held as part of a Rabbi Trust.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan , WMI will take possession of the $53 million deposit account pledged as collateral for prepetition intercompany transactions with WMB, free and clear of any interest or liens asserted by JPMorgan.

Note 4:  Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment.  This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $182 million.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, JPMorgan will repay with interest the unsecured notes receivable to WMI subsidiaries.

Note 5:  Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities.  The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Pursuant to the terms of the Settlement Agreement, upon consummation of the Plan, WMI will transfer sponsorship of the pension plan to JPMorgan, including certain related assets, and JPMorgan will assume the pension plan liabilities.

Note 6:  Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected.  Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets.  The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed.  The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.7 - $3.0 billion (including interest but excluding tax refunds attributable to the Act, as described below).  Various parties claim ownership rights to these refunds and to tax refunds in the amount of $250 million received by WMI during the period from the Petition Date to May 21, 2010.  As set forth in the Settlement Agreement, upon consummation of the Plan, WMI and JPMorgan will split the above-referenced net tax refunds 20%/80%, respectively (once received).

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 (the “Act”) was enacted into law.  The Act provides, in pertinent part, that corporate taxpayers, subject to certain limitations, may elect to extend the permitted Net Operating Loss (“NOL”) carryback period from two years to five years (with such taxpayers only receiving half this benefit in the fifth year).  Pursuant thereto, WMI elected to carry back its 2008 NOL five years.  WMI estimates the amount of the additional tax refunds received that were attributable to the Act to be approximately $2.8 billion, including interest, as to which there are competing claims of ownership.  As set forth in the Settlement Agreement, upon consummation of a chapter 11 plan, WMI and the FDIC will split the tax refunds attributable to the Act (and actually received) 69.643%/30.357%, respectively.  Pursuant to the terms of the Plan and the Settlement Agreement, a certain portion of WMI’s share of such refunds will be distributed to certain holders of WMB Senior Notes in an amount equal to $335 million.

As of January 31, 2012, refunds totaling approximately $5.3 billion of the estimated $5.5 - $5.8 billion in total refunds have been paid into a segregated escrow account that was established with Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”).  The refunds, together with any interest and income relating thereto, shall remain in the escrow account until (a)(i) the effective date of the Settlement Agreement, and (ii) the receipt by the Escrow Agent of a joint written notice from an authorized officer of each of WMI, JPMorgan and the FDIC Receiver, (b) the mutual agreement of WMI, JPMorgan and the FDIC, which agreement is approved by an order of the Bankruptcy Court, or (c) entry of a final order by a court of competent jurisdiction that determines the ownership of the refunds between WMI, JPMorgan and the FDIC.

No provision or benefit from income taxes has been recorded as the NOL carry-forward amounts from prior years are expected to be sufficient to offset income during the reported period.  Income tax expense contains minimum taxes paid in certain states.

Note 7:  Liabilities Subject to Compromise (Pre-Petition) – Payroll and Benefit Accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting.  Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis.  Neither balance was reported as an intercompany balance.  WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

As set forth in the Settlement Agreement, upon consummation of the Plan, any potential liability related to this pension accounting will be waived.

Washington Mutual, Inc. / WMI Investment Corp.
January 2012 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		18,225.00	-	343,181.80	(342,331.80)	19,075.00					-
FICA -- Employee		1,709.87	-	46,850.15	(45,547.43)	3,012.59					-
FICA -- Employer		2,274.02	59,459.56	-	(57,923.81)	3,809.77					-
Unemployment		31.62	420.00	-	-	451.62					-
Income	*	-	-	-	-	-					-
Other		-	-	-	-	-					-
Total Federal		22,240.51	59,879.56	390,031.95	(445,803.04)	26,348.98	-	-	-	-	-

State and Local

WA Withholding	n/a	-	-	-	-	-
WA Disability		811.61	156.14	104.58	(811.61)	260.72
WA Unemployment		-	8,531.71	-	-	8,531.71
Sales/Use	**	-	-	-	-	-
Real Property	n/a	-	-	-	-	-
Personal Property	n/a	-	-	-	-	-
Other		-	-	-	-	-
		-				-
Total State and Local		811.61	8,687.85	104.58	(811.61)	8,792.43	-	-	-	-	-

Total Taxes		23,052.12	68,567.41	390,136.53	(446,614.65)	35,141.41	-	-	-	-	-

NOTES

*	WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments.
**	WMI does not have any Washington or City of Seattle sales/use tax liability for the month of January.

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 1/1/2012 through 1/31/2012

Property Tax Filings:

No property tax returns were filed during the period 1/1/2012 through 1/31/2012.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 1/1/2012 through 1/31/2012.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	1/04/2012	1/04/2012
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	1/06/2012	1/06/2012
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	1/06/2012	1/13/2012
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	1/17/2012	1/17/2012
WMI	IRS (Federal)	Employer's quarterly federal tax return (quarterly)	1/31/2012	1/26/2012
WMI	IRS (Federal)	Employer's annual federal unemployment (FUTA) return (annual)	1/31/2012	1/26/2012
WMI	Arizona	Quarterly withholding return (quarterly)	1/31/2012	1/13/2012
WMI	California	Quarterly wage and withholding report (quarterly)	1/31/2012	1/13/2012
WMI	California	Quarterly contribution return and report of wages (continuation) (quarterly)	1/31/2012	1/13/2012
WMI	Colorado	Income withholding tax return (monthly)	1/17/2012	1/04/2012
WMI	Connecticut	Quarterly reconciliation of withholding (quarterly)	1/31/2012	1/13/2012
WMI	District of Columbia	Employer's withholding tax - quarterly return (quarterly)	1/20/2012	1/26/2012
WMI	District of Columbia	Employer's quarterly contribution and wage report (quarterly)	1/31/2012	1/26/2012
WMI	Georgia	Withholding quarterly return (quarterly)	1/31/2012	1/13/2012
WMI	Idaho	Withholding report (monthly)	1/20/2012	1/04/2012
WMI	Idaho	Annual withholding report (annual)	2/28/2012	1/26/2012
WMI	Illinois	Quarterly withholding income tax return (quarterly)	1/31/2012	1/13/2012
WMI	Massachusetts	Employer's annual return of income taxes withheld (annual)	1/31/2012	1/14/2012
WMI	Missouri	Employer's return of income taxes withheld (monthly)	1/17/2012	1/04/2012
WMI	New Jersey	Employer's quarterly report (quarterly)	1/30/2012	1/13/2012
WMI	New York	Quarterly combined withholding, wage reporting, and unemployment insurance return (quarterly)	1/31/2012	1/13/2012
WMI	North Carolina	Quarterly income tax withholding return (quarterly)	1/31/2012	1/26/2012
WMI	North Carolina	Withholding return (quarterly)	1/31/2012	1/26/2012
WMI	Ohio	Employer's Annual reconciliation of income tax withheld (annual)	1/31/2012	1/13/2012
WMI	Oregon	Quarterly tax report (quarterly)	1/31/2012	1/14/2012
WMI	Pennsylvania	Employer quarterly return (quarterly)	1/31/2012	1/13/2012
WMI	Washington	Unemployment summary of deposits and filings (quarterly)	1/31/2012	1/25/2012
WMI	Washington	Labor and industries (quarterly)	1/31/2012	1/25/2012

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington	Business and occupation tax return	1/25/2012	1/25/2012
WMI	City of Seattle	Business license tax return	1/31/2012	1/23/2012

Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of January 31, 2012

Washington Mutual, Inc.

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

Akin Gump Strauss Hauer & Feld LLP	$128,215.50	$-	$-	$-	$128,215.50
Ashby & Geddes, P.A.	47,142.10	-	-	-	47,142.10
AT&T	1,742.80	-	-	-	1,742.80
Elliott Greenleaf	23,246.20	-	-	-	23,246.20
Frank Partnoy	901.00	-	-	-	901.00
FTI Consulting, Inc.	289,791.90	-	-	-	289,791.90
Klee, Tuchin, Bogdanoff & Stern LLP	199,716.20	-	-	-	199,716.20
Law Debenture Trust Company of New York	1,617,623.81	-	-	-	1,617,623.81
Lifewise Assurance Company	1,044.72				1,044.72
Miller & Chevalier	196,336.36	-	-	-	196,336.36
Pepper Hamilton LLP	23,328.80	-	-	-	23,328.80
Perkins Coie LLP	12,221.30	-	-	-	12,221.30
Peter J. Solomon Company	70,000.00	-	-	-	70,000.00
Richards, Layton & Finger P.A.	110,840.27	-	-	-	110,840.27
Shearman & Sterling LLP	725,457.88	-	-	-	725,457.88
Sullivan Hazeltine Allinson, LLC	778.70	-	-	-	778.70
Susman Godfrey LLP	51,949.50	-	-	-	51,949.50
The Bank of New York Mellon Trust Company	2,034,041.02	-	-	-	2,034,041.02
Wells Fargo Bank, N.A.	3,502,704.23	-	-	-	3,502,704.23
Wilmington Trust Company	1,817,124.79	-	-	-	1,817,124.79
Wilmington Trust Company (TPS)	613,243.77	-	-	-	613,243.77
Z7 Networks, LLC	16,680.42	-	-	-	16,680.42

Total	$11,484,131.27	$-	$-	$-	$11,484,131.27

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X